Exhibit 99.1

Trans-India Acquisition Corp. Receives Notification Letter from NYSE Alternext US

Chicago, February 17, 2009 – Trans-India Acquisition Corp. (NYSE Alternext US: TIL and TIL-U) today announced that on February 10, 2009 it received notice from the NYSE Alternext US LLC (NYSE Alternext US) advising Trans-India that it does not meet certain of the continued listing standards as set forth in the NYSE Alternext US Company Guide. Specifically, NYSE Alternext US notified Trans-India that it was not in compliance with Section 704 of the NYSE Alternext US Company Guide, as Trans-India had failed to hold an annual meeting of stockholders during 2008.

As previously announced, Trans-India intends to convene a special meeting of its stockholders on March 10, 2009 to vote on a plan of liquidation and dissolution of the company. Trans-India intends to submit a plan to NYSE Alternext US by March 10, 2009 that will request that NYSE Alternext US continue its listing until after the special meeting, at which time, assuming the company’s stockholders approve the liquidation and dissolution of the company, Trans-India will return the amount in its trust account to its stockholders and its securities will cease trading.

If Trans-India does not submit a plan or if the plan is not accepted by NYSE Alternext US, Trans-India will be subject to delisting procedures at set forth in Section 1010 and Part 12 of the NYSE Alternext US Company Guide. Under NYSE Alternext US rules, Trans-India has the right to appeal any determination by NYSE Alternext US to initiate delisting proceedings.

Forward Looking Statements

This release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this press release, include, without limitation, the Company’s ability to submit a plan to the NYSE Alternext US on a timely basis, the potential acceptance of such plan by the NYSE Alternext US, and NYSE Alternext US’s willingness to permit continued listing during the pendency of the plan. The parties may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and investors should not place undue reliance on the forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements made by the parties. Trans-India assumes no obligation to update any forward-looking statements.

Important Additional Information Will Be Filed with the SEC

Trans-India Acquisition Corp. has filed a preliminary proxy statement with the SEC regarding the proposed liquidation and dissolution of the Company.

Stockholders of Trans-India and other interested persons are advised to read, when available, Trans-India’s definitive proxy statement in connection with the solicitation of proxies for the special meeting because such proxy statement will contain important information.

The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed liquidation and dissolution. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, once available, at the SEC’s website http://www.sec.gov or by directing a request to Trans-India Acquisition Corporation at 300 South Wacker Drive, Suite 1000, Chicago, IL 60606. As a result of the review by the SEC of the proxy statement, Trans-India may be required to make changes to its description of the proposed liquidation and dissolution contained in the proxy statement.

Before making any voting decisions with respect to the proposed liquidation or any of the other matters with respect to which the Company’s stockholders will be asked to vote pursuant to the proxy statement, the Company’s stockholders are urged to read the definitive proxy statement and other documents filed by the Company when they become available.

The Company, its directors and named executive officers may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed liquidation and other matters with respect to which the Company’s stockholders will be asked to vote pursuant to the proxy statement. Information regarding the names, affiliations and interests of such individuals will be set forth in the Company’s preliminary proxy statement when it is filed with the SEC, as such information may be supplemented by the Company’s definitive proxy statement when it is filed with the SEC, and in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2007.

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Contact:

Trans-India Acquisition Corporation

Cliff Haigler, 512-519-9000

Chief Financial Officer

cliff@haigler.net

Proxy Solicitor:

Advantage Proxy

Karen Smith, 206-870-8565

President

KSmith@AdvantageProxy.com